UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 31, 2012, Hersha Hospitality Trust issued a press release announcing results of operations for the quarter ended September 30, 2012.  A copy of that press release is furnished as Exhibit 99.1.

The Company's management discussed the information set forth in the press release furnished as Exhibit 99.1 at its quarterly earnings conference call held on November 1, 2012.  In addition to the information set forth in such press release, the Company's management discussed the recent impact of Hurricane Sandy on certain hotels and development projects located in markets along the Eastern Seaboard.  Specifically, the Company's management noted that most of its hotels in these markets were able to remain open and continued to serve guests through the duration of the storm.  The Company's Holiday Inn Express on Water Street in lower Manhattan experienced flooding and was forced to close as a result of the storm.  The Company anticipates the Holiday Inn Express Water Street will remain closed for between two to four weeks, depending on access to resources, while restoration is in process. Five of the Company's other lower Manhattan hotel properties lost power during the storm and are forced to operate on limited power from back-up generators while the hotel properties are without power.  The Company's hotel re-development project located at 32 Pearl Street in lower Manhattan experienced some flooding at the job site and experienced some damage to the project.  The development of the Hyatt Union Square, for which the Company is under agreement to acquire, was not significantly damaged during the storm.  Both projects may experience delays due to time required to repair damage caused by the storm and the availability of power and resources in lower Manhattan to continue construction efforts.  The Company is continuing to evaluate the financial impact of Hurricane Sandy and its ability to recover, through its insurance policies, any loss due to interruption of business or damage to property.

The information furnished with this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued October 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: November 1, 2012	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued October 31, 2012.